SEPARATE ACCOUNT VA-P OF
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

                            SEPARATE ACCOUNT VA-P OF
                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 2002

                                     * * *

As of June 17, 2002, no new payment allocations or transfers may be made to the Sub-Accounts investing in the PIONEER GLOBAL FINANCIALS VCT PORTFOLIO, PIONEER GLOBAL HEALTH CARE VCT PORTFOLIO and PIONEER GLOBAL TELECOMS VCT PORTFOLIO (the "Portfolios").

Effective August 23, 2002, the Portfolios will cease operations. Trustees of the Portfolios approved a Plan of Liquidation for the Portfolios at a meeting on May 4, 2002. This decision was based on the outlook for the Portfolios and the fact that they have not attracted enough assets to operate in a cost efficient manner. The Trustees believe it is no longer in the best interest of contract owners to operate the Portfolios. This decision has no effect on other Pioneer VisionSM VCT portfolios.

Contract owners with allocations invested in the Portfolios may transfer to any of the other investment options under the Contract at no charge. However, any funds remaining in the Portfolios after the close of business on August 23, 2002 will be transferred to the Pioneer Money Market VCT Portfolio. These funds will remain invested in the Pioneer Money Market VCT Portfolio until contract owners transfer the funds into another investment option. For more information about the other investment options under the Contract, see the Prospectus and the prospectus for the Pioneer Variable Contract Trust.

                                     * * *


SUPPLEMENT DATED JUNE 5, 2002



Pioneer Vision
Pioneer C-Vision
Pioneer XtraVision